STI CLASSIC VARIABLE TRUST
Supplement dated May 1, 2007, to the
Large Cap Growth Stock Fund (formerly Capital Appreciation Fund)
Prospectus dated May 1, 2007
Important Notice Regarding the Name and Investment Policy of the Large Cap Growth Stock Fund.
Prior to May 31, 2007 the Large Cap Growth Stock Fund will continue to be named the Capital Appreciation Fund.
Until May 31, 2007 the information below replaces the first paragraph under the Investment Strategy.
     Investment Strategy:
The Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. The Adviser’s strategy focuses primarily on large cap stocks but will also utilize mid-cap stocks. The Fund may invest in American Depositary Receipts (“ADRs”).
Until May 31, 2007 the Fund’s benchmark is the S&P 500® Index. The S&P 500® Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.